UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                November 8, 2004
                        (Date of earliest event reported)






Commission File     Name of Registrant; State of Incorporation; Address of          IRS Employer
Number              Principal Executive Offices; and Telephone Number               Identification Number
1-16169             EXELON CORPORATION                                               3-2990190
                    (a Pennsylvania corporation)
                    10 South Dearborn Street--37th Floor
                    P.O. Box 805379
                    Chicago, Illinois 60680-5379
                    (312) 394-7398



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On November 8, 2004, Exelon Corporation ("Exelon") entered into an agreement with Oliver D. Kingsley regarding the disposition of Exelon common shares that he holds or has the right to acquire (collectively, "Shares"). As previously reported, Mr. Kingsley retired on November 1, 2004 as President of Exelon. Under the agreement, Exelon has agreed to repurchase 172,765 Shares on November 17, 2004 and 187,235 Shares on February 9, 2005. Those repurchases would be effected at a price equal to the weighted-average of the closing prices of Exelon common stock as reported on the New York Stock Exchange composite transactions tape for each of the ten trading days ending immediately before the second business day preceding the scheduled repurchase date. Mr. Kingsley will not transfer any of his remaining Shares until after May 1, 2005, with respect to up to 360,000 shares, and after January 1, 2006, with respect to any remaining Shares. The agreement permits transfers to two specified family trusts, which would be bound by the provisions of the agreement following any such transfer.

                                      *****

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2003 Annual Report on Form 10-K--ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants' 2003 Annual Report on Form 10-K--ITEM 8. Financial Statements and Supplementary Data: Exelon--Note 19, ComEd--Note 15, PECO--Note 14 and Generation--Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    EXELON CORPORATION

                                    /s/ Robert S. Shapard
                                    ----------------------------------------
                                    Robert S. Shapard
                                    Executive Vice President and Chief Financial
                                       Officer
                                    Exelon Corporation



November 15, 2004